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Exhibit 23.1

Independent Auditor's Consent

We consent to the use in this Amendment No. 2 to the Registration Statement of First Metroplex Capital, Inc. on Form SB-2 of our report, dated March 5, 2004, appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.

/s/ McGladrey & Pullen, LLP

Dallas, Texas
March 19, 2004

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  Exhibit 23.1
Independent Auditor's Consent